As filed with the U.S. Securities and Exchange Commission on [date]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23111

Miller/Howard Funds Trust
(Exact name of registrant as specified in charter)

10 Dixon Avenue Woodstock, NY			12498
(Address of principal executive offices)			(Zip code)

Catherine Johnston Miller/Howard Investments, Inc. 10 Dixon Avenue Woodstock, NY 12498
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(845) 679-9166

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2018

Item 1. Reports to Stockholders.

Miller/Howard Income-Equity Fund

Miller/Howard Drill Bit to Burner Tip® Fund

Miller/Howard Infrastructure Fund

Semi-Annual Report

April 30, 2018

Advised by MHI Funds, LLC

Table of Contents

1	Income-Equity Fund Shareholder Letter
8	Drill Bit to Burner Tip® Fund Shareholder Letter
15	Infrastructure Fund Shareholder Letter
20	Expense Example
22	Income-Equity Fund Allocation of Portfolio Investments
23	Income-Equity Fund Schedule of Investments
26	Drill Bit to Burner Tip® Fund Allocation of Portfolio Investments
27	Drill Bit to Burner Tip® Fund Schedule of Investments
29	Infrastructure Fund Allocation of Portfolio Investments
30	Infrastructure Fund Schedule of Investments
32	Statements of Assets and Liabilities
33	Statements of Operations
34	Statements of Changes in Net Assets
35	Financial Highlights
38	Notes to Financial Statements
49	Additional Information
50	Privacy Policy

April 30, 2018 | Semi-Annual Report

Miller/Howard Income-Equity Fund Shareholder Letter
April 30, 2018

Dear Shareholders,

Thank you for investing in the Miller/Howard Income-Equity Fund (the "Fund"). Our goal is to provide our shareholders with a competitive level of income coupled with the potential for capital appreciation. To do this we invest in stocks that we view as exhibiting strong dividend prospects and which we believe have the potential to raise those dividends in the future. The Fund applies a rigorous fundamental financial analysis to stock selection. All investments in the Fund are also screened by the Adviser for adherence to various environmental, social, and governance (ESG) criteria.

Market Summary1

During the Fund's fiscal semi-annual period from November 1, 2017 through April 30, 2018, the broad equity market modestly rose, with the S&P 500 Index gaining +3.8% and the Russell 1000 Index also gaining +3.8%. US economic growth strengthened in the second half of 2017, as did that of our major trading partners in Asia and Europe. The US unemployment rate is at a 17 year low, and labor force participation rates continue to trend higher. We have not yet seen much impact on inflation from wage growth pressure, in part because of volatile energy and commodity prices, but inflation expectations are creeping up.

During the semi-annual period, there was an investor preference for growth stocks over value. The Russell 1000 Growth Index ended the period ahead, with an increase of +5.7%, while the Russell 1000 Value Index returned +1.9%. Dividend income stocks were generally out of favor during the Fund's semi-annual period on fears of rising interest rates. The NASDAQ US Broad Dividend Achievers, an index of stocks with long-term historic dividend growth (though with lower yields than our stocks, generally, since the inception of the Fund on December 31, 2015), lagged the S&P 500 Index and Russell 1000 Index, posting a gain of +1.8%.

The Energy sector diverged from the broad market index, as investor sentiment finally started to improve, and the S&P Composite 1500 Energy Index returned +10.4% for the semi-annual period. West Texas Intermediate (WTI) crude oil began the semi-annual period at $54.38/bbl and ended the period at $68.57/bbl, +26.1% higher than six months prior. Bloated global inventories continued to draw down as a consequence of the OPEC production cut agreement and strong driving demand, a bullish trend that remained high in the autumn and hit a new peak in April 2018. Global oil demand grew at the fastest pace in at least 25 years, notwithstanding periods immediately following recessions, and crude oil inventories in the United States declined at the fastest pace in at least ten years. Henry Hub Natural Gas started

1 Returns illustrated reflect the total return with dividends reinvested sourced from Bloomberg.

April 30, 2018 | Semi-Annual Report 1

the semi-annual period at $2.90/MMBtu and closed at $2.76/MMBtu on April 30, 2018, posting a decrease of -4.8% over the six month period. There was record natural gas demand for heating, electricity, and exports. However, prices were under pressure as gas markets remain well-supplied, a result of both improving wellhead economics in low cost drilling areas as well as increased production of associated gas (as US oil production reached new record levels).

Portfolio Performance

During the Fund's semi-annual period from November 1, 2017 to April 30, 2018, the Fund's Class I shares returned +2.1% on net asset value per share (NAV) and the Fund's Adviser Share Class shares returned +2.0% based on NAV. The Fund lagged its benchmark, the Russell 1000 Index, which rose +3.8%, with underperformance driven by both individual stock selection and sector allocation.

At the end of December, we said investors were high and happy after "hating" the market on its way up for nearly a decade. But we warned that sentiment statistics were cautionary during the second half of 2017. Volatility returned to the equities markets in 2018, and the broad market sold off during the final days of January, with the pullback continuing into February.

High-yielding stocks2 performed poorly in the period, mainly due to fears of rising interest rates. The US Federal Reserve picked up its pace – raising the Fed funds rate range in March 2018, after having raised it in December 2017. This was the sixth such increase since December 2015, for a total of +150 basis points. Over this same time period, the 10-year Treasury's yield rose about +65bps (to 2.95% as of April 30 from 2.30%). It seems that the 10-year is reacting to the Fed's shift away from Quantitative Easing rather than changes in short rates. New Fed Chairman, Jerome Powell's testimony also suggested the possibility of additional rate hikes in 2018, above the three that were expected, in addition to the Quantitative Easing unwind.

The underperformance of high-yielding stocks was also a headwind for our investment process of seeking to invest in stocks that provide a yield greater than the relevant index and that consistently increase their distributions. Our significant overweight allocation to these stocks relative to the Russell 1000 Index detracted from the Fund's performance.

The traditional defensive sectors of Real Estate, Utilities, and Consumer Staples lagged during the Fund's semi-annual period. These classic defensive sectors are where investors typically look for higher-yielding stocks, so we were pleased to see that our portfolio delivered positive absolute returns at a time when traditional yield sectors lagged. Consumer Discretionary was the top performing sector in the Russell 1000 Index during the semi-annual period, and our stock selection3 within the group contributed.

2 High-yielding stocks are defined as those companies within the Russell 1000 that are in dividend deciles six through ten. Dividend deciles are calculated by separating the Russell 1000 Index holdings into ten equal groups (lowest being decile one and highest decile ten) based on each security's yield at the beginning of the stated time period. Dividend decile calculations and returns data are sourced from Bloomberg.

3 Contributors and detractors to Fund performance are calculated relative to the Russell 1000 Index using Bloomberg calculations and data.

2 Semi-Annual Report | April 30, 2018

The calendar year of 2018 started on a strong note for retailer Target (TGT), contributing to portfolio performance. Target saw strong online sales growth and impressive same-store sales through the holiday season. The company raised its fourth-quarter profit forecast above its earlier guidance and well-above analysts' forecasts, partially attributed to its new, lower tax rate. Management sees higher cash flow generation, which could be used for share repurchases and dividends as well as growth initiatives to drive its sales. Many investors thought Amazon was going to take over the world, and brick and mortar retail was all but dead. But, if you look at the statistics from the Federal Reserve Bank of St. Louis, e-commerce is less than 10% of total US retail sales. In our view Target has a solid strategy to compete with Amazon, by focusing on unique private label products that inhibit comparison shopping and offer higher growth and margins.

Also within the Consumer Discretionary sector, luxury accessories retailer Tapestry (TPR), parent to the Coach, Kate Spade, and Stuart Weitzman brands, added to relative returns. Tapestry reported earnings per share that were well above consensus, and management guided to higher earnings on a good holiday season. Margins are improving, and optimism on the Kate Spade integration is rising. However, innerwear and activewear manufacturer Hanesbrands (HBI) detracted during the period. We decided to exit our position on indications that retailers have been reducing inventories of Hanesbrands products as they shift toward online selling, leading to soft sales growth for the company.

The broad Energy sector finally saw improving investor sentiment on firming crude oil prices, but midstream performance was challenged during the six month period for a variety of reasons. At the start of 2018, Canadian-based C-corp pipeline companies lagged due to concerns over Trump Administration's stance on trade and NAFTA. In mid-March, the FERC's surprise decision to disallow the income tax allowance rattled Master Limited Partnerships4 (MLPs) investors. MLP performance fared worse, but C-corp pipelines were not spared the dramatic underperformance of midstream equities relative to broader energy indices in the wake of the ruling.

Canadian midstream energy company Enbridge (ENB) faced both of these headwinds and ended the period as a top detractor in the Fund. During the semi-annual period, Enbridge reported third quarter results that missed consensus expectations, and while fourth quarter adjusted EPS came in above expectations, cash flow was weaker than expected. We exited Enbridge at the end of April as uncertainty increased over its Line 3 project regulatory approvals.

Business solutions and global technology company Pitney Bowes (PBI) reported the second consecutive quarter of disappointing earnings and guidance, indicating that the company's turnaround was taking longer than anticipated. PBI was sold, as our patience with the company's reinvention expired. More capital-intensive solutions seem likely now, and while warranted, these could jeopardize dividend safety.

Much of the investment community still doesn't consider mature tech to be a place to find good, stable, income-producing companies. We do, and it's an anomaly we'll continue to

4 Master Limited Partnerships, or MLPs, are publicly traded limited partnerships that must receive income from qualified sources, including pipeline transportation of gas, oil or other products.

April 30, 2018 | Semi-Annual Report 3

pursue. Top contributor Cisco Systems (CSCO) increased its dividend and reported earnings per share and revenues that were above expectations. Looking forward, Cisco management guided to higher-than-expected growth.

We like high dividends and pass-through entities, such as MLPs and Real Estate Investment Trusts (REITs), which pay low or no taxes. Thus, the Fund's holdings didn't benefit as much as the broad markets from the initial rush into high tax-rate stocks, but we believe our holdings do benefit over the long-term. We have positioned the Fund to capitalize on some companies that are already committed to paying high dividends and that should be able to increase their dividends because of the lower tax bite.

We seek companies that not only have been paying high dividends or distributions but that also appear likely, in our view, to increase dividends in the future. During the reporting period, 50% of our stocks declared dividend increases, with individual increases averaging about +10% growth year-over-year, excluding special dividends, on an unweighted basis. We believe our strategy of not increasing balance sheet and coverage risks in pursuit of higher yields – and instead accepting lower starting yields while looking for higher expected dividend growth as compensation – will be rewarded as more investors begin to see things our way.

Looking Ahead

Interest rates have been falling for years, driving stock prices up and reducing dividend yields for many classic dividend payers. Over the long term, the compounding value of income equity stocks is a function of both beginning yield and the growth of yield over time. The low starting yield relative to history combined with slow growth leaves us less than enthused about most stocks in the traditional dividend yield sectors. Naturally there are exceptions, but relative to our broad universe we have recently found better opportunities in sectors with higher growth. Technology is one sector in which we have been finding both attractive dividend yields and growth. Financials, including insurance companies, are another. We have also been looking at industrials, both domestic and foreign, since we see reasonable yields and growth potential here. But, as always, we are bottom-up investors, driven by where we find dividend yield, dividend growth, and financial strength.

Fluctuating demand for personal computers and mobile phones used to make Technology a highly cyclical sector. It's hard to rely on a stream of dividends that's dependent on nailing the Next Big Thing. The industry has now diversified dramatically. Semiconductors and software are literally everywhere, from factory floors to autos to video doorbells at home. Management teams at some leading tech companies have acknowledged the industry's newfound stability by announcing large dividend increases.

Lower interest rates have depressed what financial firms can earn on loans and other assets. Given recent commentary coming out of the Fed, short-term interest rates are likely to continue rising. The tightening labor market, faster economic growth, and some hints of inflation point to rising long-term rates. Higher interest rates should boost earnings for financial companies, leading to higher dividend payouts. Banks in particular have plenty of capital and regulators have been allowing healthy dividend increases in recent years.

4 Semi-Annual Report | April 30, 2018

The landscape is changing for income equity stocks. Investors chasing yield have bid up the share prices of many Utility, Consumer Staples and Real Estate companies, pushing down yields. With few exceptions, growth in these sectors looks tepid, suggesting yields will rise slowly from a lower starting point. We believe that leaning toward dividend growth is the best cure for lackluster yields.

Ultimately, we still believe that what matters most in the Fund's portfolio is reliable income generation, and growth of that income over time.

We thank our Shareholders for your participation and appreciate your continued support.

Sincerely,

Lowell G. Miller

Chairman of the Board

April 30, 2018 | Semi-Annual Report 5

Important Disclosures and Risks

The views expressed in this report reflect those as of the date this is written and may not reflect the author's views on the date this report is first published or anytime thereafter. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation or advice of any kind. These views are intended to assist shareholders in understanding the Fund's investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

There can be no assurance that the Fund will achieve its investment objective. The net asset value of the Fund will fluctuate with the value of the underlying securities.

Performance data quoted represents past results. Past performance is no guarantee of future results. This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

An investment in the Miller/Howard Income-Equity Fund is subject to risk, including the possible loss of principal. Fund risks include, but are not limited to, the following: Non-US markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in non-US markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. These additional risks may be heightened for securities of companies located in, or with significant operations in emerging market countries.

Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. The Fund may be exposed to liquidity risk that affect the Fund's ability to sell particular securities or close call option positions at an advantageous price or in a timely manner. The Fund invests in small and medium size companies, which carry greater risk than with larger, more established companies.

MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. Changes to current tax law and regulations could affect the treatment of distributions, including (but not limited to) ordinary income, capital gains or return of capital.

Bps stands for basis points. 1 bps = 1/100 of a percentage point.

Russell 1000 Index® measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index® and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index® represents approximately 92% of market capitalization of the US market.

Russell 1000 Growth Index is comprised of large- and mid-cap U.S. equities that show characteristics of growth. These characteristics of growth include higher price-to-book ratios and higher forecasted growth.

6 Semi-Annual Report | April 30, 2018

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

NASDAQ US Broad Dividend Achiever Index is a market cap index composed of stocks that have been selected annually based on stocks of companies that have historically increased and paid dividends annually and are listed on AMEX, NYSE, or NASDAQ.

The Standard & Poor's 500 Index ("S&P 500 Index") is a capitalization-weighted index of 500 widely held common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. One cannot invest directly in an index.

S&P Composite 1500® Energy Index ("S&P 1500 Energy Index") comprises those companies included in the S&P Composite 1500 that are classified as members of the GICS® energy sector.

One cannot invest directly in an index.

April 30, 2018 | Semi-Annual Report 7

Miller/Howard Drill Bit to Burner Tip® Fund Shareholder Letter
April 30, 2018

Dear Shareholders,

Thank you for investing in the Miller/Howard Drill Bit to Burner Tip Fund® (the "Fund"). Our goal is to provide our shareholders with positive risk-adjusted total return while maintaining comprehensive exposure to the North American shale energy renaissance. We invest in stocks that we believe to be leaders in their respective niches across the energy value chain, that appear to us to possess underappreciated value-generating assets, and/or that face sentimental headwinds despite sturdy underlying fundamentals.

The portfolio remains rooted in a belief that the North American shale energy revolution is, first and foremost, a technological revolution. As a consequence, the primary long-term beneficiaries of these developments will include not only traditional participants, such as those engaged in the production and transportation of oil and gas, but those facilitating the growth of the industry or providing products and services that could benefit from rising production and consumption of US-sourced oil and natural gas. While the Fund's investments include companies engaged in the natural gas, oil, natural gas liquids, and refined fuel products industries, there is a special emphasis on natural gas, the cleanest burning fossil fuel, which is abundant and inexpensive to produce in the United States. As a consequence of these qualities, demand for natural gas is generally expected to rise over coming decades.

Market Summary1

The S&P 500 gained +3.8% during the Fund's semi-annual period from November 1, 2017 through April 30, 2018. US economic growth strengthened in the second half of 2017, as did that of our major trading partners in Asia and Europe. The US unemployment rate is at a 17 year low, and labor force participation rates continue to trend higher. We have not yet seen much impact on inflation from wage growth pressure, in part because of volatile energy and commodity prices, but inflation expectations are creeping up.

The Energy sector diverged from the broad market, with the S&P Composite 1500 Energy Index posting returns of +10.4% during the semi-annual period. West Texas Intermediate (WTI) crude oil began the semi-annual period at $54.38/bbl and ended the period at $68.57/bbl, +26.1% higher than six months prior. Bloated global inventories continued to draw down as a consequence of the OPEC production cut agreement as well as strong demand for gasoline, a bullish trend that remained high in the autumn and hit a new peak in April 2018. Global oil demand grew at the fastest pace in at least 25 years, notwithstanding periods immediately

1 Returns illustrated reflect the total return with dividends reinvested sourced from Bloomberg.

8 Semi-Annual Report | April 30, 2018

following recessions. Crude oil inventories in the United States declined at the fastest pace in at least ten years.

Henry Hub Natural Gas started the semi-annual period at $2.90/MMBtu and closed at $2.76/MMBtu on April 30, 2018, posting a decrease of -4.8% over the six month period. There was record natural gas demand for heating, electricity, and exports. However, prices were under pressure as gas markets remain well-supplied, a result of both improving wellhead economics in low cost drilling areas as well as increased production of associated gas (as US oil production reached new record levels).

US oil and gas drilling activity continued to grow in response to improving sentiment. The US natural gas rig count grew from 172 as of November 1, 2017 to 195 as of April 30, 2018, a gain of 13.4%. The US crude oil rig count also rose from 737 at the end of October 2017 to 825 at the end of April 2018, a 11.9% gain.2

Portfolio Performance

For the fiscal semi-annual period from November 1, 2017 to April 30, 2018, the Fund's Class I shares net asset value increased +4.0% and Adviser Share Class net asset value increased +3.8%. Returns lagged the S&P 1500 Energy Index, which rose +10.4%. The stocks of energy companies operating in North America, in which this portfolio is predominantly invested, have significantly lagged the internationally-focused energy companies that comprise much of the S&P 1500 Energy Index – stocks that are not in the Fund's investment universe.

The Fund outperformed its blended benchmark3 which rose +0.7% during the period. The weaker performance of the blended benchmark was driven by the S&P 500 Utilities component in particular, as traditional energy stocks outperformed the broad market. From a tactical allocation perspective, the Fund's relative returns versus the custom blended benchmark were driven by the Fund's overweight to the outperforming Upstream producers and underweight to the underperforming Downstream buckets. Strong security selection within the Upstream, Downstream, and Enablers and Beneficiaries buckets also drove relative outperformance versus the blended benchmark.

With the bounce in oil prices, oil-directed drilling once again became profitable, and drillers are quickly responding. We increased two of our top contributors last fall: Upstream holdings Anadarko Petroleum (APC) and Pioneer Natural Resources (PXD). Anadarko is a leader among independent producers in moving towards capital discipline and free cash flow – and the company is aligning its management compensation structure accordingly. Anadarko has significant cash flow leverage to higher oil prices. Pioneer Resources briefly disappointed in the second quarter of last year, driven by higher associated gas, but we also added to our positioning after the company reported third quarter results that were in-line and reaffirmed its outlook. Pioneer Resource's scale should alleviate some cost inflation pressures faced by other operators. Upstream oil producer Energen (EGN) was also a top contributor. Energen's fourth quarter production and three-year production outlook topped expectations, and the company also announced plans to review strategic alternatives to enhance shareholder value.

2 Source: Bloomberg

3 Blended Benchmark – see Important Disclosures and Risks – pages 13 & 14

April 30, 2018 | Semi-Annual Report 9

Upstream producer Range Resources (RRC) lagged on investor concerns regarding leverage and well results in northern Louisiana continued to create headwinds. We trimmed our position in October of last year and sold early in 2018 on elevated leverage, disappointing progress on asset sales, and continuing frustration in its Louisiana acreage.

Midstream performance was challenging during the six month period for a variety of reasons. At the start of the calendar year, Canadian-based C-corp pipeline companies lagged due to concerns over Trump Administration's stance on trade and NAFTA. In mid-March, the FERC's surprise decision to disallow the income tax allowance rattled MLP investors. MLP performance fared worse, but C-corp pipelines were not spared the dramatic underperformance of midstream equities relative to broader energy indices in the wake of the ruling.

Stock selection within the Midstream group detracted, with pipelines companies Kinder Morgan (KMI), Western Gas Equity Partners (WGP), and EQT Midstream Partners (EQM) among the top detractors. We increased Kinder Morgan in late 2017. While fourth quarter results topped expectations, KMI's elevated leverage and continued negative market sentiment, as a result of its previous dividend cut, remain headwinds. Western Gas unit prices came under pressure, in sympathy with its midstream peers. We increased WGP during the semi-annual period, and the company is focused on increasing distribution coverage and minimizing external funding for its growth projects. Uncertainty weighed on units of EQT Midstream Partners (EQM) as it continues to evaluate its corporate structure, which could include the removal of incentive distribution rights. We continue to believe EQT Midstream's underlying assets and long-term prospects are solid, but we sold our position in order to rotate into EQT Corp (EQT). With this trade, we maintained exposure to the corporate family, but EQT has less uncertainty and near-term catalysts related to its planned roll-up and spinoff of its Midstream assets.

Midstream liquefied natural gas exporter Cheniere Energy (LNG) had a bumpy start to the period but ended as a top contributor. Results missed expectations, but the company announced that it completed Train 4 at Sabine Pass over five months ahead of schedule as well as increased EBITDA and distributable cash flow guidance. Share prices rose after Cheniere signed a 15 year contract to sell one million tons of liquefied natural gas per year to the Singapore commodity trading company Trafigura, beginning in 2019. We have maintained our exposure to companies poised to benefit from growing liquefied natural gas exports, a key thematic development for the portfolio.

Within the Downstream bucket, refining company Andeavor (ANDV), a recent portfolio addition, was a top contributor, driven by a takeover bid from competitor Marathon Petroleum (MPC) at a 24% premium. The combined company will be the largest US refiner, and Andeavor possesses attractive higher growth assets in the oil-producing Permian Basin. The transaction is expected to close in the second half of 2018.

Among Enablers and Beneficiaries, we favor consumable parts suppliers, such as Forum Energy Technologies (FET). Forum Energy shares detracted following disappointing EBITDA and capex guidance, but going forward, we expect the company to benefit from accelerating North American onshore growth.

10 Semi-Annual Report | April 30, 2018

From a portfolio positioning perspective, tactical positioning did not change dramatically over the period. Relative to the custom benchmark's four equally-weighted buckets, we increased our exposure to Upstream producers and remained overweight to Midstream pipelines. Within the Upstream bucket, we adjusted our positioning in order to reduce natural gas price exposure relative to oil price. Within the Downstream bucket, we reduced our exposure to utilities, in favor of refineries.

One critical theme of this portfolio is that North American shale will continue to take oil production market share from the rest of the world. In January, the EIA affirmed that the US is projected to be a net energy exporter by 2022, while also suggesting that shale will meet about 80% of the growth in global demand in 2018. These remarkable statistics underscore the growing importance of shale to the world economy. As a result, we continue to favor Midstream and Enablers on expectations that a recovery in industry volume and activity – rather than price – will remain a defining aspect of the current industry recovery. At its core, shale remains a deflationary technology, a factor that increases the volumes of production and consumption.

Looking Ahead

One of the biggest questions on investors' minds is regarding whether the world can absorb shale growth without collapsing the oil market again. We believe the short answer is an emphatic yes – so long as the global economy remains healthy and OPEC sticks to its agreement. The long answer is that while shale is now more than half of US oil production, it is still only 6% of global supply. According to the EIA, shale is expected to grow by 1.3 million barrels per day (mbpd) in 2018, while we estimate global demand growth in the range of 1.3 mbpd to 1.7 mbpd.

Shale continues to take market share from the world. It takes a tremendous amount of reinvestment capital to stay on the decline curve treadmill, and a few key oil producing countries are falling behind. Lack of reinvestment in Venezuela and Mexico, for example, has caused supply to involuntarily fall, and China production is also declining.

During March and April, another development arose with respect to shale oil supplies. The price for oil in the Permian Basin, the source of nearly all of the recent shale oil volume growth, collapsed relative to the price of Brent. This is due to pipeline takeaway constraints, a consequence of not enough pipelines being available to bring supplies to market, particularly the export markets. These local 'differentials' weaken the prices received by producers, reduce profit margins, curb reinvestment for volume growth, and physically limit shipments to global markets. This bottleneck is one that we are watching closely, as the Permian is the world's primary source of incremental supply. Any disruption could accelerate crude price gains.

Lastly, we've observed an increase in tensions in the Middle East, source of roughly 30% of the world's oil supply. Turnover in the Trump Administration has led to a more hawkish composition of the President's senior staff vis-à-vis Iran. Meanwhile, tensions have heated up between the various actors in Syria as well as in Yemen, where the world's largest oil exporter Saudi Arabia is fighting a proxy war against Iran.

April 30, 2018 | Semi-Annual Report 11

Turning to natural gas, we believe prices are likely to continue to decline due to increased production of associated gas from oil-directed drilling activities, so long as oil prices remain above $55/barrel. Associated gas has an effective cost of zero, so this could lead to disappointing growth in the Marcellus and Utica shale plays for Upstream and Midstream companies leveraged towards higher volumes and prices in these areas. It appears that Marathon Petroleum's (MPC) recent bid for Andeavor (ANDV) was, in part, driven by MPC's desire to mitigate the exposure of their MLP to this dynamic in the Marcellus. Rising associated gas volumes provide a tailwind for Beneficiary petrochemical producers and Downstream utilities, which should benefit from prolonged low feedstock and natural gas costs. Midstream companies owning pipelines shipping from the Permian Basin, in particular, should also benefit.

Energy stock valuations are inexpensive relative to the broader market. This leaves us playing offense in the portfolio, and we remain positioned for the prospect of higher oil prices, stubbornly low natural gas prices, and higher volumes and activity levels throughout the domestic shale plays.

Over the long term, it continues to be our view that US shale will play a major role in the world's future energy equation. The Fund's investments are exposed to the North American shale energy revolution through companies that may benefit from exposure to a supply source that will remain critical in providing for global energy needs for years to come.

We thank our Shareholders for your participation and appreciate your continued support.

Sincerely,

Lowell G. Miller

Chairman of the Board

12 Semi-Annual Report | April 30, 2018

Important Disclosures and Risks

The views expressed in this report reflect those as of the date this is written and may not reflect the author's views on the date this report is first published or anytime thereafter. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation or advice of any kind. These views are intended to assist shareholders in understanding the Fund's investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

An investment in the Miller/Howard Drill Bit to Burner Tip® Fund is subject to risk, including the possible loss of principal. Fund risks include, but are not limited to, the following: The Fund's focus on the securities that are the beneficiaries of the North American energy value chain presents more risk than if it were more broadly diversified over additional industries and sectors of the economy.

Depositary receipts may be less liquid than the underlying shares in their primary trading market. Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. The Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund's ability to sell particular securities or close call option positions at an advantageous price or in a timely manner. The Fund invests in small and medium size companies, which carry greater risk than is customarily associated with larger, more established companies.

The Fund may invest in energy companies and energy producers, including pipeline and gas distribution companies. General risks of energy companies include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reserve and depletion risk and reduced demand.

The Fund may be subject to increased expenses and reduced performance as a result of its investments in other registered investment companies and MLPs. An investment in units of MLPs involves certain risks that differ from an investment in the securities of a corporation. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. Changes to current tax law could affect the treatment of distributions, including (but limited to) ordinary income, capital gains or return of capital.

S&P Composite 1500 Energy Total Return Index ("S&P 1500 Energy Index") comprises those companies included in the S&P Composite 1500 that are classified as member of the GICS energy sector. The S&P Composite 1500 combines three leading indices, the S&P 500, the S&P MidCap 400, and the S&P SmallCap 600 to cover approximately 90% of the US market capitalization.

Blended Benchmark is a static custom benchmark comprised of four equal parts, representing the four categories of the North American Value Chain: Upstream, Midstream, Downstream, and Enablers. The Blended Benchmark was created and chosen for comparison as it is a representation of the manner in which the fund is managed, utilizing companies from each of the four categories. Note that the fund assets are not typically equal weighted amongst the four categories. The Blended Benchmark is made up of 25%

April 30, 2018 | Semi-Annual Report 13

ISE-Revere Natural Gas Index (Upstream), and 25% Alerian MLP Index (Midstream), 25% S&P 500 Utilities Index (Downstream), and 25% S&P 500 Index (Enablers).

ISE-Revere Natural Gas Index is an equal-weighted index comprised of exchange-listed companies that derive a substantial portion of their revenues from the exploration and production of natural gas.

Alerian MLP Index is a market-cap weighted, float-adjusted index which tracks the performance of the 50 most prominent energy Master Limited Partnerships (MLPs).

S&P 500 Utilities Index is an unmanaged, market value-weighted total return index of all utility stocks in the S&P 500 Index.

S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value.

One can not invest directly in an index.

14 Semi-Annual Report | April 30, 2018

Miller/Howard Infrastructure Fund Shareholder Letter
April 30, 2018

Dear Shareholders,

Thank you for investing in the Miller/Howard Infrastructure Fund (the "Fund"). Our goal is to provide our shareholders with a competitive level of income coupled with the potential for capital appreciation. To do this we invest in listed infrastructure companies, generally in the Utilities, Global Communication, Energy Infrastructure, Transportation and Logistics, and Enablers groups. The Fund applies a rigorous fundamental financial analysis to stock selection. All investments in the Fund are also screened by the Adviser for adherence to various environmental, social, and governance (ESG) criteria.

Market Summary1

The Morningstar Global Equity Infrastructure Index rose +3.1% since the Fund's inception on February 28, 2018 through April 30, 2018, the reporting period. Infrastructure stocks outpaced the broad market, represented by the S&P 500 Index, which fell -2.2% during the same period.

The energy sector diverged from the broad market on firming crude oil prices, and the S&P 500 Energy Index posted returns of +11.2% since the Fund's inception through April 30, 2018. Bloated global crude oil inventories continued to draw down as a consequence of the OPEC production cut agreement as well as strong demand for gasoline that hit a new peak in April 2018.

The utilities sector also performed well relative to the broad market, with the S&P 500 Utilities Index posting returns of +5.9% since the Fund's inception through April 30, 2018. In March, the risk-off trade in the broad market reversed prior underperformance in the Utilities space, and new developments in California regarding natural disasters and water utility regulations eased pressures for some names in the group.

US economic growth strengthened in the second half of 2017, as did that of our major trading partners in Asia and Europe. The US unemployment rate is at a 17 year low, and labor force participation rates continue to trend higher. We have not yet seen much impact on inflation from wage growth pressure, in part because of volatile energy and commodity prices, but inflation expectations are creeping up.

Portfolio Performance

Since the Fund's inception on February 28, 2018, the Fund's Class I shares returned +1.0% on net asset value per share (NAV). The Fund lagged its benchmark, the Morningstar Global Equity Infrastructure Index, which rose +3.1%. Our sector allocation detracted from performance during the period, driven by our overweights to Enablers, particularly within the Information

1 Returns illustrated reflect the total return with dividends reinvested sourced from Bloomberg.

April 30, 2018 | Semi-Annual Report 15

Technology sector, and the Global Communications sector. Positive security selection in Global Communications and Energy Infrastructure helped to offset sector allocation.

Two Utilities companies were among the top contributors during the period. AES Corp (AES) reported earnings per share and 2018 guidance that were better than expected. An asset sale in the Philippines reduced coal exposure, parent company debt, and tax drag for AES. National Grid (NGG) shares gained after the company reached an agreement for a potential sale of its stake in Cadent Gas.

In mid-March, the FERC's surprise decision to disallow the income tax allowance rattled midstream energy investors. Master Limited Partnerships2 (MLPs) led the group down, but C-corp pipelines were not spared the dramatic underperformance of midstream equities relative to broader energy indices in the wake of the ruling. We increased our position in Enterprise Product Partners (EPD) following weakness in the midstream energy group after the FERC ruling, as the company stated that the ruling is not expected to have a material impact. EPD was a top contributor as MLPs recovered in April on strong crude oil prices and a rebound from March lows. However, results were mixed in the Energy Infrastructure group, and Enbridge (ENB) detracted. Adjusted earnings per share were above expectations, but the stock lagged on weaker cash flow, uncertainty over Line 3 regulatory approvals, and the FERC ruling's potential impact on its MLP.

Semiconductor and telecommunications equipment company Qualcomm (QCOM) was the top detractor. The Committee on Foreign Investment in the US (CFIUS) voiced opposition to the sale of Qualcomm to Broadcom. Qualcomm also faces ongoing, pending litigation with Apple, and QCOM's acquisition of NXP Semiconductors (NXPI) requires approval. Once these uncertainties are removed, we believe valuation should improve. Given its long history of technology leadership, its substantial cash position, an attractive and growing dividend yield, and prospects for continued leadership position in 5G developments, we continue to see Qualcomm as an attractive holding within our Enablers bucket.

Global communications company AT&T (T) detracted after earnings per share and revenues missed expectations. Wireless competition has been a headwind, and uncertainty around AT&T's pending acquisition of Time Warner (TWX) also weighed on shares as, late last year, the Trump administration voiced anti-trust concerns over the mega-deal. However, trials of 5G have been accelerating, and at the end of 2017, both Verizon and AT&T announced they had pushed forward the timetables on their trials. We continue to believe that AT&T is well-positioned for 5G opportunities and poised to benefit from a lower corporate tax rate under the new tax plan.

Dividend growth is important to this portfolio because as income rises, an investor may expect the asset's price to increase commensurately – though other factors may enter into this equation in the short term. Thus, we seek companies that not only have been paying high dividends or distributions but that also appear likely, in our view, to increase dividends in the future. Since inception of the Fund, five of our stocks declared dividend increases, with individual increases averaging about +18% growth year-over-year, excluding special dividends, on an unweighted basis.

2 Master Limited Partnerships, or MLPs, are publicly traded limited partnerships that must receive income from qualified sources, including pipeline transportation of gas, oil or other products.

16 Semi-Annual Report | April 30, 2018

Looking Ahead

We define infrastructure as the essential services and foundational assets in society that make up the backbone of the economy. Core infrastructure assets generally provide the framework for economic growth and social development worldwide, and include companies that: offer essential services, such as water, electricity, gas, telecommunications, and sanitation; make e-commerce possible with transportation and logistics, software and warehouses; or supply and improve essential services companies, providing parts, devices, and support.

As we are often reminded after natural and man-made disasters, our modern lifestyle cannot function without infrastructure. Demand for infrastructure services tends to be relatively unaffected when the price of those services change. And demand is on the rise globally, between the need for new infrastructure in developing countries, upgrades in developed regions, and tech advances driving industry growth.

Within the Miller/Howard Infrastructure Fund, we view our holdings as participating in one of five individual buckets: Utilities, Global Communication, Energy Infrastructure, Transportation and Logistics, and Enablers. Currently, we believe that each of these five buckets contains a core rationale and at least one key growth "driver" – typically a large incipient and sustainable trend that's either developing or growing strongly.

For Utilities, the main drivers are continual grid maintenance and long-term growth associated with the electrification of transportation. In the Global Communications segment, 5G will unleash tremendous opportunities. The growth kicker for Energy Infrastructure is growing US oil and gas production, the shift to cleaner-burning natural gas for electricity, and increasing liquefied natural gas exports. Transportation & Logistics companies are buoyed by the ongoing rollout of near instantaneous global e-commerce. Finally, we believe there is unique potential for Enablers in innovation and technology leadership.

We see our Infrastructure portfolio as one that captures the tried-and-true principles of essential services that have offered investment value through the ages, coupled with the growth potential of new services and new technologies.

We thank our Shareholders for your participation and appreciate your continued support.

Sincerely,

Lowell G. Miller

Chairman of the Board

April 30, 2018 | Semi-Annual Report 17

Important Disclosures and Risks

The views expressed in this report reflect those as of the date this is written and may not reflect the author's views on the date this report is first published or anytime thereafter. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation or advice of any kind. These views are intended to assist shareholders in understanding the Fund's investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

An investment in the Miller/Howard Infrastructure Fund is subject to risk, including the possible loss of principal. Fund risks include, but are not limited to, the following: A fund that invests significantly in infrastructure related securities has exposure to adverse economic, regulatory, political, legal and other changes affecting the issuers of such securities. Non-U.S. markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in non-U.S. markets typically involves higher expenses than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. These additional risks may be heightened for securities of companies located in, or with significant operations in emerging market countries.

Depositary receipts may be less liquid than the underlying shares in their primary trading market. Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. The Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund's ability to sell particular securities or close call option positions at an advantageous price or in a timely manner. The Fund invests in small and medium size companies, which carry greater risk than is customarily associated with larger, more established companies.

The Fund may be subject to increased expenses and reduced performance as a result of its investments in other registered investment companies and MLPs. An investment in units of MLPs involves certain risks that differ from an investment in the securities of a corporation. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. Changes to current tax law could affect the treatment of distributions, including (but limited to) ordinary income, capital gains or return of capital. The Fund is new with limited operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

Morningstar Global Equity Infrastructure Index is part of the Morningstar Global Equity Index family. The Index provides global, diversified exposure to equity issuers identified as infrastructure-related companies from the 18 industries that meet the Morningstar definition of the infrastructure asset class.

S&P 500 Utilities Index is an unmanaged, market value-weighted total return index of all utility stocks in the S&P 500 Index.

S&P 500 Energy Index comprises those companies included in the S&P 500 that are classified as members of the GICS® energy sector.

18 Semi-Annual Report | April 30, 2018

S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value.

One can not invest directly in an index.

April 30, 2018 | Semi-Annual Report 19

Miller/Howard Funds Trust

Expense Example
April 30, 2018

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

20 Semi-Annual Report | April 30, 2018

	Beginning Account Value (11/01/17)	Ending Account Value (04/30/18)	Expenses Paid During Period(1) (11/01/17 to 04/30/18)	Net Annualized Expense Ratio
Miller/Howard Income-Equity Fund
Class I Actual	$1,000.00	$1,020.90	$4.46	0.89%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,020.38	$4.46	0.89%
Adviser Share Class Actual	$1,000.00	$1,019.60	$5.76	1.15%
Adviser Share Class Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76	1.15%
Miller/Howard Drill Bit to Burner Tip® Fund
Class I Actual	$1,000.00	$1,040.30	$5.97	1.18%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,018.94	$5.91	1.18%
Adviser Share Class Actual	$1,000.00	$1,037.80	$7.23	1.43%
Adviser Share Class Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.15	1.43%
Miller/Howard Infrastructure Fund
Class I Actual(2)	$1,000.00	$1,010.00	$1.60	0.95%
Class I Hypothetical (5% return before expenses)(3)	$1,000.00	$1,006.77	$1.59	0.95%

(1) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days (the number of days in the most recent period)/365 days (to reflect the period), for Class I and Adviser Share Class.

(2) Class I for the Miller/Howard Infrastructure Fund was incepted on February 28, 2018.

(3) Please note that while Class I was incepted on February 28, 2018, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expenses ratios were in effect during the period from November 1, 2017 to April 30, 2018.

April 30, 2018 | Semi-Annual Report 21

Miller/Howard Income-Equity Fund

Allocation of Portfolio Investments
(Expressed as a Percentage of Long-Term Investments)
April 30, 2018
(unaudited)

22 Semi-Annual Report | April 30, 2018 | See accompanying Notes to Financial Statements

Miller/Howard Income-Equity Fund

Schedule of Investments
April 30, 2018
(unaudited)

	Shares	Fair Value
Common Stock – 87.4%
Cogeneration Services & Small Power Producers – 1.7%
The AES Corporation	153,673	$1,880,958
Computer & Office Equipment – 2.1%
HP, Inc.	109,117	2,344,924
Computer Peripheral Equipment – 2.9%
Cisco Systems, Inc.(1)	71,147	3,151,101
Computer Programming Services – 2.2%
Sabre Corp(1)	114,986	2,373,311
Computer Storage Devices – 2.5%
Western Digital Corp.	34,735	2,736,771
Electric Services – 2.5%
CenterPoint Energy Inc.	107,320	2,718,416
Groceries and Related Products – 2.1%
Sysco Corp.	37,490	2,344,624
Leather & Leather Products – 2.1%
Tapestry, Inc.(1)	43,718	2,350,717
Life Insurance – 2.2%
Aegon NV ADR(1)	342,202	2,484,386
Miscellaneous Industrial & Commercial Machinery & Equipment – 2.8%
Eaton Corporation plc (Ireland)	41,922	3,145,408
National Commercial Banks – 10.1%
BB&T Corporation	88,635	4,679,928
Huntington Bancshares Incorporated	212,963	3,175,278
The Toronto-Dominion Bank (Canada)	58,810	3,302,181
		11,157,387
Natural Gas Transmission – 1.7%
Williams Companies Inc.	71,147	1,830,612
Optical Instruments & Lenses – 3.0%
KLA-Tencor Corporation	33,773	3,334,325
Petroleum Refining – 2.8%
Total S.A. ADR	49,108	3,074,652
Pharmaceutical Preparations – 8.2%
AbbVie, Inc.	26,351	2,544,189
Merck & Co., Inc.	51,264	3,017,912
Pfizer Inc.(1)	94,743	3,468,541
		9,030,642
Photographic Equipment & Supplies – 2.4%
Canon Inc. ADR	78,214	2,683,522
Plastics Materials, Synthetic Resins, & Nonvulcanizable Elastomers – 4.0%
LyondellBasell Industries N.V. (Netherlands)	41,663	4,405,029
Radio & Television Broadcasting and Communications Equipment – 1.7%
Qualcomm Incorporated	37,490	1,912,365
Radiotelephone Communications – 3.5%
Vodafone Group plc ADR	131,275	3,860,798

See accompanying Notes to Financial Statements | April 30, 2018 | Semi-Annual Report 23

Miller/Howard Income-Equity Fund

Schedule of Investments (continued)
April 30, 2018
(unaudited)

	Shares	Fair Value
Savings Institutions, Not Federally Chartered – 2.5%
HSBC Holdings PLC ADR(1)	55,696	$2,799,281
Security & Commodity Exchanges – 2.6%
CME Group Inc.	17,966	2,832,879
Semiconductors & Related Devices – 7.0%
Cypress Semiconductor Corp.(1)	194,397	2,834,308
Taiwan Semiconductor Manufacturing Company Ltd. ADR	65,757	2,528,357
Texas Instruments, Inc.	22,997	2,332,586
		7,695,251
Surety Insurance – 1.7%
Old Republic International Corp.	89,473	1,825,249
Telephone Communications (No Radiotelephone) – 5.3%
BCE Inc. (Canada)	58,092	2,466,005
Verizon Communications Inc.	68,512	3,381,067
		5,847,072
Title Insurance – 1.9%
FNF Corporation	58,092	2,139,528
Trucking & Courier Services (No Air) – 1.1%
United Parcel Service, Inc.	10,660	1,209,910
Variety Stores – 2.9%
Target Corp.(1)	44,796	3,252,190
Water Transportation – 1.9%
Carnival Corporation (Panama)	34,017	2,145,112
Total Common Stock (Cost $89,269,133)		96,566,420
Master Limited Partnerships – 5.9%
Natural Gas Transmission – 5.9%
Enterprise Products Partners L.P.	124,448	3,340,184
MPLX LP	90,671	3,203,407
Total Master Limited Partnerships (Cost $5,213,686)		6,543,591
Real Estate Investment Trusts (REITs) – 5.4%
Crown Castle International Corp.	24,075	2,428,445
Digital Realty Trust, Inc.	11,259	1,189,964
Lamar Advertising Company	37,131	2,365,616
Total Real Estate Investment Trusts (REITs) (Cost $5,743,854)		5,984,025
Short-Term Investments – 3.1%
Morgan Stanley Institutional Liquidity Fund – Treasury Portfolio, 1.59%(2)	3,438,990	3,438,990
Total Short-Term Investments (Cost $3,438,990)		3,438,990

24 Semi-Annual Report | April 30, 2018 | See accompanying Notes to Financial Statements

Miller/Howard Income-Equity Fund

Schedule of Investments (continued)
April 30, 2018
(unaudited)

	Shares	Fair Value
Investments Purchased as Securities Lending Collateral – 15.4%
Mount Vernon Liquid Assets Portfolio, LLC, 2.00%(2)	16,950,736	$16,950,736
Total Investments Purchased with Proceeds from Securities Lending (Cost $16,950,736)		16,950,736
Total Investments – 117.2% (cost $120,616,399)		129,483,762
Other Assets and Liabilities – (17.2)%		(19,012,924)
Total Net Assets Applicable to Common Stockholders – 100.0%		$110,470,838

Note: Percentages indicated are based on the net assets of the Fund.

ADR  American Depository Receipt

(1)  All or portion of this security is on loan

(2)  Rate indicated is the seven-day yield as of April 30, 2018.

See accompanying Notes to Financial Statements | April 30, 2018 | Semi-Annual Report 25

Miller/Howard Drill Bit to Burner Tip® Fund

Allocation of Portfolio Investments
(Expressed as a Percentage of Long-Term Investments)
April 30, 2018
(unaudited)

26 Semi-Annual Report | April 30, 2018 | See accompanying Notes to Financial Statements

Miller/Howard Drill Bit to Burner Tip® Fund

Schedule of Investments
April 30, 2018
(unaudited)

	Shares	Fair Value
Common Stock – 84.5%
Crude Petroleum – 14.4%
Diamondback Energy, Inc.	2,332	$299,545
Energen Corporation	4,097	268,108
PDC Energy Inc.	2,684	143,701
Pioneer Natural Resources Company	1,616	325,705
		1,037,059
Electric Services – 4.4%
Dominion Energy, Inc.	1,472	97,976
OGE Energy Corp.	6,694	220,032
		318,008
Electrical Work – 1.8%
Quanta Services Inc.	3,975	129,188
Engines & Turbines – 1.9%
Cummins Inc.	850	135,881
Gas & Other Services Combined – 4.3%
Sempra Energy	1,212	135,502
UGI Corporation	3,519	170,284
		305,786
Industrial Machinery & Equipment – 2.6%
MRC Global Inc.	10,128	189,697
Natural Gas – 14.7%
Anadarko Petroleum Corporation	5,742	386,551
Cabot Oil & Gas Corporation	5,136	122,802
EOG Resources Inc.	1,726	203,961
EQT Corporation	6,806	341,593
		1,054,907
Natural Gas Distribution – 7.7%
Cheniere Energy, Inc.	3,387	196,988
Enbridge, Inc. (Canada)	5,356	162,126
ONE Gas, Inc.	2,760	192,427
		551,541
Natural Gas Transmission – 5.7%
Kinder Morgan, Inc.	15,005	237,379
Williams Companies Inc.	6,839	175,967
		413,347
Oil & Gas Field Machinery & Equipment – 5.2%
Baker Hughes, a GE Company	5,540	200,049
Forum Energy Technologies, Inc.	14,024	176,702
		376,752
Oil & Gas Field Services – 5.1%
Halliburton Company	3,570	189,174
RPC Inc.	9,772	175,994
		365,168

See accompanying Notes to Financial Statements | April 30, 2018 | Semi-Annual Report 27

Miller/Howard Drill Bit to Burner Tip® Fund

Schedule of Investments (continued)
April 30, 2018
(unaudited)

	Shares	Fair Value
Petroleum Refining – 3.7%
Andeavor	1,907	$263,776
Pipelines – 6.8%
Pembina Pipeline Corp (Canada)	8,837	281,547
Plains GP Holdings LP	8,680	210,230
		491,777
Plastic Material, Synth Resin/Rubber, Cellulose (No Glass) – 2.7%
Sealed Air Corporation	4,386	192,326
Plastics Materials, Synthetic Resins, & Nonvulcanizable Elastomers – 2.5%
DowDuPont, Inc.	2,800	177,072
Water Supply – 1.0%
Aqua America, Inc.	2,078	73,042
Total Common Stock (Cost $5,404,595)		6,075,327
Master Limited Partnerships – 14.4%
Crude Petroleum & Pipelines – 3.1%
Enbridge Energy Partners LPC	21,230	224,613
Liquefied Petroleum Gas Dealers – 3.5%
Suburban Propane Partners, L.P.	10,705	247,607
Natural Gas Transmission – 7.8%
Energy Transfer Equity LP	18,697	295,413
Western Gas Equity Partners LP	7,793	264,105
		559,518
Total Master Limited Partnerships (Cost $1,400,099)		1,031,738
Short-Term Investments – 1.0%
Morgan Stanley Institutional Liquidity Fund – Treasury Portfolio, 1.59%(1)	74,958	74,958
Total Short-Term Investments (Cost $74,958)		74,958
Total Investments – 99.9% (cost $6,879,653)		7,182,023
Other Assets and Liabilities – 0.1%		7,217
Total Net Assets Applicable to Common Stockholders – 100.0%		$7,189,240

Note: Percentages indicated are based on the net assets of the Fund.

(1)  Rate indicated is the seven-day yield as of April 30, 2018.

28 Semi-Annual Report | April 30, 2018 | See accompanying Notes to Financial Statements

Miller/Howard Infrastructure Fund

Allocation of Portfolio Investments
(Expressed as a Percentage of Long-Term Investments)
April 30, 2018
(unaudited)

See accompanying Notes to Financial Statements | April 30, 2018 | Semi-Annual Report 29

Miller/Howard Infrastructure Fund

Schedule of Investments
April 30, 2018
(unaudited)

	Shares	Fair Value
Common Stock – 93.1%
Air Courier Services – 3.2%
FedEx Corporation	23	$5,686
Business Services – 2.3%
Akamai Technologies, Inc.	57	4,084
Cogeneration Services & Small Power Procedures – 5.8%
The AES Corporation	830	10,159
Drawing and Insulating of Nonferrous Wire – 1.4%
Corning Incorporated	101	2,729
Engines & Turbines – 3.1%
Cummins Inc.	34	5,435
Electric Services – 19.3%
Avangrid, Inc.	116	6,114
CenterPoint Energy, Inc.	207	5,243
Edison International	88	5,766
Eversource Energy	47	2,832
Fortis, Inc. (Canada)	163	5,459
OGE Energy Corp.	108	3,550
Nextera Energy Partners L.P.	122	5,084
		34,048
Electrical Work – 3.1%
Quanta Services Inc.	168	5,460
Gas & Other Services Combined – 2.7%
Sempra Energy	25	2,795
UGI Corporation	42	2,032
		4,827
Mining & Quarrying of Nonmetallic Minerals – 3.3%
MDU Resources Group, Inc.	206	5,803
Natural Gas Distribution – 4.3%
Enbridge, Inc. (Canada)	249	7,537
Natural Gas Transmission – 10.7%
Kinder Morgan, Inc.	504	7,973
National Grid plc ADR	99	5,760
Williams Companies Inc.	202	5,198
		18,931
Oil & Gas Fuel Services – 3.7%
Targa Resources Corp.	138	6,482
Petroleum Refining – 1.7%
Marathon Petroleum Corporation	39	2,922
Radio and Television Broadcasting and Communications Equipment – 6.4%
Nokia Corporation ADR	700	4,207
Qualcomm Incorporated	139	7,090
		11,297
Radiotelephone Communications – 3.9%
Vodafone Group plc ADR	237	6,970

30 Semi-Annual Report | April 30, 2018 | See accompanying Notes to Financial Statements

Miller/Howard Infrastructure Fund

Schedule of Investments (continued)
April 30, 2018
(unaudited)

	Shares	Fair Value
Switchgear & Switchboard Apparatus – 1.6%
ABB Ltd ADR	123	$2,862
Telephone Communications (No Radiotelephone) – 10.9%
AT&T Inc.	153	5,003
BT Group plc ADR	162	2,795
CenturyLink, Inc.	127	2,360
Verizon Communications Inc.	115	5,675
Zayo Group Holdings, Inc.	93	3,376
		19,209
Trucking and Courier Services (No Air) – 1.9%
United Parcel Service, Inc.	30	3,405
Water Supply – 3.8%
Aqua America, Inc.	85	2,988
Veolia Environnement ADR	158	3,721
		6,709
Total Common Stock (Cost $163,856)		164,555
Master Limited Partnerships – 5.7%
Natural Gas Transmission – 5.7%
Enterprise Products Partners L.P.	375	10,065
Total Master Limited Partnerships (Cost $9,331)		10,065
Real Estate Investment Trusts (REITs) – 6.7%
American Tower Corporation	30	4,091
Crown Castle International Corp.	43	4,337
InfraREIT, Inc.	165	3,516
Total REITs (Cost $12,033)		11,944
Short-Term Investments – 2.5%
First American Treasury Obligations Fund, 1.58%(1)	4,416	4,416
Total Short-Term Investments (Cost $4,416)		4,416
Total Investments – 108.1% (Cost $189,637)		190,980
Other Assets and Liabilities – (8.1)%		(14,301)
Total Net Assets Applicable to Common Stockholders – 100.0%		$176,679

Note: Percentages indicated are based on the net assets of the Fund.

ADR  American Depository Receipt.

(1)  Rate indicated is the seven-day yield as of April 30, 2018.

See accompanying Notes to Financial Statements | April 30, 2018 | Semi-Annual Report 31

Miller/Howard Funds Trust

Statements of Assets and Liabilities
April 30, 2018 (unaudited)

	Miller/Howard Income-Equity Fund	Miller/Howard Drill Bit to Burner Tip® Fund	Miller/Howard Infrastructure Fund
Assets:
Investments in securities, at value(1)	$129,483,762	$7,182,023	$190,980
Cash	–	1,724	–
Receivable from Adviser, net	–	12,065	20,211
Receivable for Fund shares sold	13,300	–	3,037
Dividends and interest receivable	169,411	6,991	627
Other assets	30,901	28,018	586
Total Assets	129,697,374	7,230,821	215,441
Liabilities:
Payable for collateral on securities loaned	16,950,736	–	–
Payable for Fund shares redeemed	38,009	–	–
Payable for investments purchased	2,074,342	–	–
Payable to Adviser, net	29,010	–	–
Accrued administration expense	12,655	13,461	9,615
Accrued Trustee fees	4,722	1,073	2,146
Other liabilities	117,062	27,047	27,001
Total Liabilities	19,226,536	41,581	38,762
Net Assets	$110,470,838	$7,189,240	$176,679
Net Assets consist of:
Paid-in capital	$99,187,310	$6,713,730	$174,460
Accumulated undistributed (overdistributed) net investment income	(711,037)	6,344	725
Accumulated net realized gain (loss) on investments	3,126,620	166,795	151
Net unrealized appreciation (depreciation) on investments	8,867,945	302,371	1,343
Net Assets	$110,470,838	$7,189,240	$176,679
Class I
Net assets applicable to outstanding shares	$110,263,241	$6,118,541	$176,679
Shares of beneficial interest outstanding, no par value, unlimited authorization	9,677,751	531,790	17,487
Net asset value per share outstanding	$11.39	$11.51	$10.10
Adviser Share Class
Net assets applicable to outstanding shares	$207,597	$1,070,699	n/a
Shares of beneficial interest outstanding, no par value, unlimited authorization	18,234	92,849	n/a
Net asset value per share outstanding	$11.39	$11.53	n/a
(1) Investment in securities, at cost	$120,616,399	$6,879,653	$189,637

32 Semi-Annual Report | April 30, 2018 | See accompanying Notes to Financial Statements

Miller/Howard Funds Trust

Statements of Operations (unaudited)

	Miller/Howard Income-Equity Fund	Miller/Howard Drill Bit to Burner Tip® Fund	Miller/Howard Infrastructure Fund
	For the Six Months Ended April 30, 2018	For the Six Months Ended April 30, 2018	For the Period from February 28, 2018(1) through April 30, 2018
Investment Income:
Dividend income (net of $42,148, $2,681, and $0 foreign withholding tax, respectively)	$1,638,253	$47,921	$924
Interest income	14,123	953	31
Securities lending income	30,047	–	–
Total Investment Income	1,682,423	48,874	955
Expenses:
Advisory fees	397,212	32,550	182
Professional fees	91,431	17,594	13,452
Administration fees	61,239	42,311	9,615
Transfer agent fees and expenses	31,230	20,201	7,019
Trustees' fees and expenses	20,368	1,383	2,146
Shareholder reporting expenses	11,234	1,918	2,056
Custodian fees and expenses	10,291	3,782	1,412
Registration expenses	3,836	1,459	832
Distribution fees – Adviser Share Class	322	1,271	–
Miscellaneous	35,355	16,203	5,211
Total Expenses	662,518	138,672	41,925
Management fee waivers and/or expense reimbursements by Adviser	(167,279)	(96,142)	(41,695)
Net expenses	495,239	42,530	230
Net Investment Income	1,187,184	6,344	725
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	2,734,681	171,656	151
Net change in unrealized appreciation (depreciation) on investments	(1,681,316)	101,127	1,343
Net realized and unrealized gain (loss) on investments	1,053,365	272,783	1,494
Net Increase (Decrease) in Net Assets resulting from Operations	$2,240,549	$279,127	$2,219

(1) Commencement of operations.

See accompanying Notes to Financial Statements | April 30, 2018 | Semi-Annual Report 33

Miller/Howard Funds Trust

Statements of Changes in Net Assets

	Miller/Howard Income-Equity Fund		Miller/Howard Drill Bit to Burner Tip® Fund		Miller/Howard Infrastructure Fund
	For the Six Months Ended April 30, 2018	For the Year Ended October 31, 2017	For the Six Months Ended April 30, 2018	For the Year Ended October 31, 2017	For the Period from February 28, 2018(1) through April 30, 2018
	(unaudited)		(unaudited)		(unaudited)
From Operations:
Net investment income	$1,187,184	$2,045,684	$6,344	$59,178	$725
Net realized gain (loss)	2,734,681	1,970,461	171,656	(27,449)	151
Net change in unrealized appreciation (depreciation)	(1,681,316)	7,832,812	101,127	29,416	1,343
Net increase (decrease) in net assets resulting from operations	2,240,549	11,848,957	279,127	61,145	2,219
Dividends and Distributions to Shareholders from:
Net investment income
Class I	(1,511,024)	(2,710,955)	(42,602)	(12,734)	–
Adviser Share Class	(3,175)	(10,975)	–	–	–
Realized gains
Class I	(1,262,464)	(826,765)	–	(282,009)	–
Adviser Share Class	(3,225)	(4,988)	–	(10,441)	–
Total dividends and distributions to shareholders	(2,779,888)	(3,553,683)	(42,602)	(305,184)	–
Capital share transactions (Note 7)
Proceeds from sale of shares	17,535,680	37,370,174	347,621	1,867,584	174,460
Dividends and distributions reinvested	2,777,748	3,553,683	42,602	305,184	–
Cost of shares redeemed	(15,514,267)	(9,123,625)	(378,813)	(288,319)	–
Net increase (decrease) in net assets resulting from capital share transactions	4,799,161	31,800,232	11,410	1,884,449	174,460
Net increase (decrease) in net assets	4,259,822	40,095,506	247,935	1,640,410	176,679
Net Assets:
Beginning of period	$106,211,016	$66,115,510	$6,941,305	$5,300,895	$–
End of period	$110,470,838	$106,211,016	$7,189,240	$6,941,305	$176,679
Accumulated undistributed (overdistributed) net investment income, end of period	$(711,037)	$(384,022)	$6,344	$42,602	$725

(1) Commencement of operations.

34 Semi-Annual Report | April 30, 2018 | See accompanying Notes to Financial Statements

Miller/Howard Funds Trust

Financial Highlights

	Miller/Howard Income-Equity Fund
	Class I					Adviser Share Class
	For the six months ended April 30, 2018		For the year ended October 31, 2017	Period from December 31, 2015(1) through October 31, 2016		For the six months ended April 30, 2018		For the year ended October 31, 2017	Period from December 31, 2015(1) through October 31, 2016
	(unaudited)					(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$11.44		$10.35	$10.00		$11.44		$10.33	$10.00
Income from Investment Operations
Net investment income (loss)(3)	0.12		0.26	0.14		0.11		0.24	0.11
Net realized and unrealized gains (losses)	0.12		1.29	0.35		0.10		1.29	0.35
Total from investment operations	0.24		1.55	0.49		0.22		1.53	0.46
Dividends and distributions
Net investment income	(0.16)		(0.34)	(0.14)		(0.14)		(0.30)	(0.13)
Net realized gain	(0.13)		(0.12)	–		(0.13)		(0.12)	–
Total dividends and distributions	(0.29)		(0.46)	(0.14)		(0.27)		(0.42)	(0.13)
Net asset value, end of period	$11.39		$11.44	$10.35		$11.39		$11.44	$10.33
Total investment return(4)	2.09	%(6)	15.22%	4.87	%(6)	1.96	%(6)	15.12%	4.53	%(6)
Supplemental Data and Ratios
Net assets, end of period (000's)	$110,263		$105,935	$65,892		$208		$276	$224
Ratio of expenses to average net assets, before waiver	1.19	%(5)	1.40%	2.08	%(5)	1.45	%(5)	1.66%	28.42	%(5)
Ratio of expenses to average net assets, after waiver	0.89	%(5)	0.99%	1.00	%(5)	1.15	%(5)	1.24%	1.25	%(5)
Ratio of net investment income (loss) to average net assets, before waiver	1.84	%(5)	2.07%	0.59	%(5)	1.65	%(5)	1.92%	(25.88	)%(5)
Ratio of net investment income (loss) to average net assets, after waiver	2.14	%(5)	2.48%	1.67	%(5)	1.95	%(5)	2.34%	1.29	%(5)
Portfolio turnover rate(7)	39	%(6)	30%	38	%(6)	39	%(6)	30%	38	%(6)

(1)  Commencement of Operations.

(2)  Information presented relates to a share outstanding for the entire period.

(3)  Per share data based on average shares outstanding during the period.

(4)  Total investment return assumes the reinvestment of dividends and distributions.

(5)  Annualized.

(6)  Not annualized.

(7)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying Notes to Financial Statements | April 30, 2018 | Semi-Annual Report 35

Miller/Howard Funds Trust

Financial Highlights

	Miller/Howard Drill Bit to Burner Tip® Fund
	Class I					Adviser Share Class
	For the six months ended April 30, 2018		For the year ended October 31, 2017	Period from December 31, 2015(1) through October 31, 2016		For the six months ended April 30, 2018		For the year ended October 31, 2017	Period from December 31, 2015(1) through October 31, 2016
	(unaudited)					(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$11.14		$11.57	$10.00		$11.11		$11.53	$10.00
Income from Investment Operations
Net investment income (loss)(3)	0.01		0.11	0.04		–		0.13	0.02
Net realized and unrealized gains (losses)	0.44		0.10	1.53		0.42		0.06	1.51
Total from investment operations	0.45		0.21	1.57		0.42		0.19	1.53
Dividends and distributions
Net investment income	(0.08)		(0.03)	–		–		–	–
Net realized gain	–		(0.61)	–		–		(0.61)	–
Total dividends and distributions	(0.08)		(0.64)	–		–		(0.61)	–
Net asset value, end of period	$11.51		$11.14	$11.57		$11.53		$11.11	$11.53
Total investment return(4)	4.03	%(6)	1.53%	15.70	%(6)	3.78	%(6)	1.39%	15.30	%(6)
Supplemental Data and Ratios
Net assets, end of period (000's)	$6,119		$5,986	$5,187		$1,071		$956	$114
Ratio of expenses to average net assets, before waiver	3.94	%(5)	4.49%	11.17	%(5)	4.19	%(5)	4.57%	13.13	%(5)
Ratio of expenses to average net assets, after waiver	1.18	%(5)	1.30%	1.30	%(5)	1.43	%(5)	1.55%	1.55	%(5)
Ratio of net investment income (loss) to average net assets, before waiver	(2.54	)%(5)	(2.27)%	(9.45	)%(5)	(2.78	)%(5)	(1.82)%	(11.36	)%(5)
Ratio of net investment income (loss) to average net assets, after waiver	0.22	%(5)	0.92%	0.42	%(5)	(0.02	)%(5)	1.20%	0.22	%(5)
Portfolio turnover rate(7)	51	%(6)	92%	56	%(6)	51	%(6)	92%	56	%(6)

(1)  Commencement of Operations.

(2)  Information presented relates to a share outstanding for the entire period.

(3)  Per share data based on average shares outstanding during the period.

(4)  Total investment return assumes the reinvestment of dividends and distributions.

(5)  Annualized.

(6)  Not annualized.

(7)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

36 Semi-Annual Report | April 30, 2018 | See accompanying Notes to Financial Statements

Miller/Howard Funds Trust

Financial Highlights
Period from February 28, 2018(1) through April 30, 2018
(unaudited)

	Miller/Howard Infrastructure Fund
	Class I
Per Common Share Data(2)
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)(3)	0.05
Net realized and unrealized gains (losses)	0.05
Total from investment operations	0.10
Net asset value, end of period	$10.10
Total investment return(4)	1.00	%(6)
Supplemental Data and Ratios
Net assets, end of period (000's)	$177
Ratio of expenses to average net assets, before waiver	172.90	%(5)
Ratio of expenses to average net assets, after waiver	0.95	%(5)
Ratio of net investment income (loss) to average net assets, before waiver	(168.96	)%(5)
Ratio of net investment income (loss) to average net assets, after waiver	2.99	%(5)
Portfolio turnover rate(7)	18	%(6)

(1)  Commencement of Operations.

(2)  Information presented relates to a share outstanding for the entire period.

(3)  Per share data based on average shares outstanding during the period.

(4)  Total investment return assumes the reinvestment of dividends and distributions.

(5)  Annualized.

(6)  Not annualized.

(7)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying Notes to Financial Statements | April 30, 2018 | Semi-Annual Report 37

Miller/Howard Funds Trust

Notes to Financial Statements
April 30, 2018
(unaudited)

1. Organization

Miller/Howard Funds Trust ("Trust") was formed as a Delaware statutory trust on November 23, 2015, and is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. The Trust consists of three series, the Miller/Howard Income-Equity Fund ("Income-Equity Fund"), the Miller/Howard Drill Bit to Burner Tip® Fund ("Drill Bit to Burner Tip® Fund"), and the Miller/Howard Infrastructure Fund ("Infrastructure Fund"). Each series of the Trust is a separate investment portfolio and may be referred to herein individually as a "Fund," or together as the "Funds." The Funds are managed by MHI Funds, LLC ("MHI LLC" or the "Adviser"). The Income-Equity Fund and the Drill Bit to Burner Tip® Fund commenced operations on December 31, 2015. The Infrastructure Fund commenced operations on February 28, 2018.

The primary investment objective of the Income-Equity Fund is to seek current income, and, secondarily, long-term total return. The Income-Equity Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Income-Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in dividend or distribution paying equity securities.

The investment objective of the Drill Bit to Burner Tip® Fund is capital appreciation with income as a secondary objective. Under normal circumstances, the Drill Bit to Burner Tip® Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities that seek to participate in all phases of the North American energy value chain.

The investment objective of the Infrastructure Fund is to seek current income and long-term capital appreciation. Under normal market conditions, the Infrastructure Fund will invest as least 80% of its net assets (plus the amount of any borrowings for investment purposes) in exchange listed infrastructure companies including water, gas and electric utilities, waste, communication and telecom, internet, energy infrastructure, transportation and logistics, and renewable energy.

The Income-Equity Fund and the Drill Bit to Burner Tip® Fund each offer two classes of shares: Class I and Adviser Share Class. The Infrastructure Fund offers Class I shares. No information is provided in this report for the Infrastructure Fund Adviser Share Class because shares of that class have not yet been issued as of April 30, 2018. None of the classes has a front-end sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The Trust is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Investment Companies.

38 Semi-Annual Report | April 30, 2018

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
April 30, 2018
(unaudited)

A. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Trust's Board of Trustees ("Board").

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the current bid and asked price. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter ("OTC") market put or call options are valued at the mean between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options). Other securities may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, and analysis of the issuer's financial statements or other available documents. In addition, the Funds may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Funds value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

C. Fair Value Measurement

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for

April 30, 2018 | Semi-Annual Report 39

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
April 30, 2018
(unaudited)

disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

As of April 30, 2018, the Funds' assets carried at fair value were classified as follows:

Income-Equity Fund
Investments in Securities(a)	Total	Level 1	Level 2	Level 3
Common Stock	$96,566,420	$96,566,420	$–	$–
Master Limited Partnerships	6,543,591	6,543,591	–	–
Real Estate Investment Trusts	5,984,025	5,984,025	–	–
Short-Term Investment(b)	3,438,990	3,438,990	–	–
Investments Purchased as Securities Lending Collateral(c)	16,950,736	–	–	–
Total Investments in Securities	$129,483,762	$112,533,026	$–	$–

40 Semi-Annual Report | April 30, 2018

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
April 30, 2018
(unaudited)

Drill Bit to Burner Tip® Fund
Investments in Securities(a)	Total	Level 1	Level 2	Level 3
Common Stock	$6,075,327	$6,075,327	$–	$–
Master Limited Partnerships	1,031,738	1,031,738	–	–
Short-Term Investment(b)	74,958	74,958	–	–
Total Investments in Securities	$7,182,023	$7,182,023	$–	$–
Infrastructure Fund
Investments in Securities(a)	Total	Level 1	Level 2	Level 3
Common Stock	$164,555	$164,555	$–	$–
Master Limited Partnerships	10,065	10,065	–	–
Real Estate Investment Trusts	11,944	11,944	–	–
Short-Term Investment(b)	4,416	4,416	–	–
Total Investments in Securities	$190,980	$190,980	$–	$–

(a)  All industry classifications are identified in the Schedule of Investments.

(b)  Short-term investment is a sweep investment for cash balances in the Fund at April 30, 2018.

(c)  Certain investments that are measured at fair value using the net asset value per share (or its equivalent) have not been categorized in the fair value hierarchy in accordance with ASC 820. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The Funds did not hold any Level 2 or Level 3 securities during the period ended April 30, 2018.

D. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recognized on the ex-dividend date, and withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

The Funds may hold the securities of real estate investments trusts ("REITs"). Distributions from such investments may include income, capital gains and return of capital. The Funds may also hold the securities of master limited partnerships ("MLPs"). Distributions from such investments may include income and return of capital. The actual character of amounts received during the year is not known until after the REIT and MLP fiscal year ends. The Funds record the character of distributions received from REITs and MLPs during the period based on estimates available. The characterization of distributions received by the Funds may be subsequently revised based on the information received from the REITs and MLPs after their tax reporting periods conclude.

E. Allocation of Income, Expenses, and Gains/Losses

Income, expenses (other than those deemed to be attributable to a specific share class), and realized and unrealized gains and losses of each Fund are allocated to each class of shares based upon the ratio of net assets represented by each class to the net assets of that Fund. Expenses deemed directly attributable to a specific class of shares are charged against the operations of such class. Most Fund expenses are allocated by class based on relative net assets.

April 30, 2018 | Semi-Annual Report 41

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
April 30, 2018
(unaudited)

F. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income, and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities, and payables and receivables arising from trade-date and settlement-date differences.

G. Dividends and Distributions to Shareholders

The Income-Equity Fund and Infrastructure Fund intend to make regular cash distributions of all or a portion of their investment company taxable income (which includes ordinary income and short-term capital gains) to shareholders. Each Fund intends to make annual distributions of its "net capital gain" (which is the excess of net long-term capital gains over net short-term capital losses). The Funds will pay common shareholders annually, at least 90% of their investment company taxable income. Various factors will affect the level of each Fund's investment company taxable income, such as its asset mix. As a result, the distributions paid by the Income-Equity Fund and the Infrastructure Fund for any particular period may be more or less than the amount of income actually earned by such Fund during that period. The tax composition of the Funds' distributions for each calendar year will be determined subsequent to October 31.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Funds for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of dividends; however, net investment income, net realized gains and losses, and net assets are not affected.

H. Federal Income Taxation

The Income-Equity Fund and Drill Bit to Burner Tip® Fund have elected, and the Infrastructure Fund intends to elect, to be treated as, and to qualify each year for, special tax treatment afforded to, a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code ("IRC"). In order to qualify as a RIC, each Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, each Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and short-term capital gain) and its net capital gain. Each Fund intends to distribute at least annually, substantially all of such income and gain. If a Fund retains any investment company taxable income or net

42 Semi-Annual Report | April 30, 2018

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
April 30, 2018
(unaudited)

capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if a Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

I. Indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur.

3. Agreements and Related Party Transactions

The Trust has entered into an investment advisory agreement with the Adviser. Under the terms of the agreement, each Fund pays the Adviser a fee, payable at the end of each month, at an annual rate, set forth in the table below, of the respective Fund's average daily net assets.

Income-Equity Fund	0.65%
Drill Bit to Burner Tip® Fund	0.80%
Infrastructure Fund	0.75%

The Adviser has entered into a written expense limitation agreement with the Trust on behalf of each Fund (the "Expense Limitation Agreement"). The expense limitations exclude interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Funds' business. Pursuant to an amended Expense Limitation Agreement dated December 11, 2017 and effective on February 28, 2018, the Adviser contractually agreed to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses in the case of the Income-Equity Fund to 0.78% for Class I and 1.03% for the Adviser Share Class, in the case of the Drill Bit to Burner Tip® Fund to 0.95% for Class I and 1.20% for the Adviser Share Class, and in the case of the Infrastructure Fund to 0.95% for Class I and 1.20% for the Adviser Share Class. Prior to February 28, 2018, the Income-Equity Fund limited annual fund operating expenses to 0.95% for Class I and 1.20% for the Adviser Share Class, and the Drill Bit to Burner Tip® Fund limited annual fund operating expenses to 1.30% for Class I and 1.55% for the Adviser Share Class. The amended Expense Limitation Agreement will continue in effect until February 28, 2019, and may be terminated or modified prior to February 28, 2019 only with the approval of the Board.

The Adviser shall be entitled to reimbursement by each Fund, in whole or in part, of the investment management fees waived or reduced, and other payments remitted by the Adviser to the Fund during any of the previous 36 months less any reimbursement previously paid by such Fund to the Adviser, provided that the respective Fund is able to make the repayment

April 30, 2018 | Semi-Annual Report 43

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
April 30, 2018
(unaudited)

without exceeding the Fund's expense limitation. The Adviser's waived fees and reimbursed expenses that are subject to potential recoupment are as follows:

Period Incurred	Management Fees Waived and Expenses Reimbursed	Amount Recouped	Amount Subject to Potential Recoupment	Expiration Date(a)
Income-Equity Fund
Period from December 31, 2015 to October 31, 2016	$429,194	$–	$429,194	October 31, 2019
For the year ended October 31, 2017	$358,334	$–	$358,334	October 31, 2020
Period from November 1, 2017 to April 30, 2018	$167,279	$–	$167,279	April 30, 2021
Drill Bit to Burner Tip® Fund
Period from December 31, 2015 to October 31, 2016	$262,908	$–	$262,908	October 31, 2019
For the year ended October 31, 2017	$199,024	$–	$199,024	October 31, 2020
Period from November 1, 2017 to April 30, 2018	$96,142	$–	$96,142	April 30, 2021
Infrastructure Fund
Period from February 28, 2018 to April 30, 2018	$41,695	$–	$41,695	April 30, 2021

(a) Represents the latest date upon which eligibility for recoupment of management fee waivers/expense reimbursements will expire.

Foreside Fund Services, LLC is the Trust's distributor and principal underwriter ("the Distributor"). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act applicable to the Adviser Share Class of each Fund. Under the plan, 12b-1 distribution fees at an annual rate of 0.25% of average daily net assets of the Adviser Share Class shares are paid to the Distributor or others for distribution and shareholder services. For the six months ended April 30, 2018 the Income-Equity Fund and Drill Bit to Burner Tip® Fund incurred $322 and $1,271, respectively, in distribution fees.

U.S. Bancorp Fund Services, LLC serves as the Funds' administrator and fund accountant, and transfer agent.

U.S. Bank, N.A. serves as the Funds' custodian.

One of the Trust's Trustees is an employee of the Adviser.

4. Income Taxes

It is each Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

44 Semi-Annual Report | April 30, 2018

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
April 30, 2018
(unaudited)

The tax character of dividends paid to shareholders during the year ended October 31, 2017, was as follows:

Income-Equity Fund
Ordinary Income*	Net Long Term Capital Gains	Total Distributions Paid
$3,462,701	$90,982	$3,553,683

* Amount includes net investment income and short term capital gains of $1,589,312.

Drill Bit to Burner Tip® Fund
Ordinary Income*	Net Long Term Capital Gains	Total Distributions Paid
$305,165	$19	$305,184

* Amount includes net investment income and short term capital gains of $289,971.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to undistributed net investment income (loss), undistributed net realized gain (loss) and additional paid-in capital. Accordingly, on October 31, 2017, for the Income-Equity Fund, undistributed net investment income was increased by $292,224 and accumulated net realized gain (loss) was decreased by $292,066 and paid in capital was decreased by $158. In the Drill Bit to Burner Tip® Fund, net investment income was decreased by $14,808, accumulated net realized gain (loss) was increased by $14,910 and paid in capital was decreased by $102. These reclassifications have no effect on the net assets of the Funds.

The following information is provided on a tax basis as of October 31, 2017:

	Income-Equity Fund	Drill Bit to Burner Tip® Fund
Cost of investments	$128,764,826	$6,722,319
Gross unrealized appreciation	$12,928,908	$478,743
Gross unrealized depreciation	(2,371,962)	(278,021)
Net unrealized appreciation (depreciation)	10,556,946	200,722
Undistributed ordinary income	297,590	42,602
Undistributed long term gains	967,945	–
Distributable earnings	1,265,535	42,602
Other accumulated gain/(loss)	386	(4,339)
Total accumulated gain/(loss)	$11,822,867	$238,985

April 30, 2018 | Semi-Annual Report 45

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
April 30, 2018
(unaudited)

In the Drill Bit to Burner Tip® Fund unused capital losses are available to offset future realized gains, without expiration. The Drill Bit to Burner Tip® Fund has $4,323 of unused net capital losses at October 31, 2017, which are treated as arising on the first day of the next tax year.

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed each Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on U.S. tax returns and state tax returns of each Fund. All tax years since commencement of operations remain subject to examination by the tax authorities in the United States. Each Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. It is each Fund's policy to record interest and penalties related to uncertain tax benefits as a component of income taxes, as appropriate.

5. Investment Transactions

The cost of security purchases and the proceeds from security sales (excluding short-term securities) for the period from November 1, 2017 through April 30, 2018, were as follows:

	Purchases	Sales
Income-Equity Fund	$45,705,750	$42,320,509
Drill Bit to Burner Tip® Fund	3,473,569	3,506,529
Infrastructure Fund	216,488	31,259

6. Securities Lending

The Income-Equity Fund may lend up to 33 1/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. ("the Custodian" or "lending agent"). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Income-Equity Fund receives income from securities lending from fees paid to the Fund by the borrowers and/or from the reinvestment of the cash collateral. Funds typically compensate their lending agents with a share of the revenue generated by the lending program, and may pay lending agents an additional fee for managing the cash collateral reinvestment. The amount of security lending income depends on a number of factors including the type of security and length of the loan. The Income-Equity Fund continues to receive dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Income-Equity Fund. The Income-Equity Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or

46 Semi-Annual Report | April 30, 2018

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
April 30, 2018
(unaudited)

default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the cost associated with lending. The Income-Equity Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Income-Equity Fund is indemnified from these risks by contract with the Custodian.

As of April 30, 2018 the value of securities on loan and payable for collateral due to broker were $16,460,744 and $16,950,736, respectively, for the Income-Equity Fund:

The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, LLC as shown on the Schedule of Investments. The portfolio is a private fund that invests in high quality, short term investments, similar to a money market fund. However, the portfolio is not registered with the Securities and Exchange Commission ("SEC") and is not required to meet the regulatory requirements of a money market fund registered with the SEC. The portfolio is only offered to participants in the Custodian's security lending program.

Interest income earned on collateral investments (net of applicable fees) by the Fund during the six months ended April 30, 2018, aggregated $30,047.

7. Capital Share Transactions

Income-Equity Fund
	For the Period from November 1, 2017 to April 30, 2018		For the Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Class I:
Shares Sold	1,488,690	$17,532,905	3,343,919	$36,694,377
Shares issued in reinvestment of dividends	238,131	2,771,348	322,467	3,537,719
Shares Redeemed	(1,307,014)	(15,434,791)	(775,254)	(8,453,715)
Net increase	419,807	4,869,462	2,891,132	31,778,381
Beginning of period	9,257,944	94,136,487	6,366,812	62,358,106
End of period	9,677,751	$99,005,949	9,257,944	$94,136,487
Adviser Share Class:
Shares Sold	241	$2,775	61,587	$675,797
Shares issued in reinvestment of dividends	550	6,400	1,467	15,964
Shares redeemed	(6,705)	(79,476)	(60,562)	(669,910)
Net increase (decrease)	(5,914)	(70,301)	2,492	21,851
Beginning of period	24,148	251,820	21,656	229,969
End of period	18,234	$181,519	24,148	$251,820

April 30, 2018 | Semi-Annual Report 47

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
April 30, 2018
(unaudited)

Drill Bit to Burner Tip® Fund
	For the Period from November 1, 2017 to April 30, 2018		For the Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Class I:
Shares Sold	13,977	$163,595	72,039	$822,611
Shares issued in reinvestment of dividends	3,701	42,602	25,213	294,743
Shares Redeemed	(23,066)	(267,781)	(8,555)	(96,817)
Net increase (decrease)	(5,388)	(61,584)	88,697	1,020,537
Beginning of period	537,178	5,726,167	448,481	4,705,630
End of period	531,790	$5,664,583	537,178	$5,726,167
Adviser Share Class:
Shares Sold	16,599	$184,026	92,673	$1,044,973
Shares issued in reinvestment of dividends	–	–	895	10,441
Shares redeemed	(9,811)	(111,032)	(17,374)	(191,502)
Net increase	6,788	72,994	76,194	863,912
Beginning of period	86,061	976,255	9,867	112,343
End of period	92,849	$1,049,249	86,061	$976,255
Infrastructure Fund
	For the Period from February 28, 2018(a) to April 30, 2018
	Shares	Amount
Class I:
Shares Sold	17,487	$174,460
Shares issued in reinvestment of dividends	–	–
Shares Redeemed	–	–
Net increase	17,487	174,460
Beginning of period	–	–
End of period	17,487	$174,460

(a) Commencement of operations.

48 Semi-Annual Report | April 30, 2018

Miller/Howard Funds Trust

Additional Information
April 30, 2018
(unaudited)

Trustees and Officer Compensation

The Funds do not compensate any of its Trustees who are "interested persons," as defined in Section 2(a)(19) of the 1940 Act. For the period from November 1, 2017 through April 30, 2018, the aggregate compensation paid by the Funds to the independent Trustees was $28,500. The Funds did not pay any special compensation to any of their Trustees or officers.

Forward-Looking Statements

This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Funds' actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial markets, and other factors discussed in filings with the SEC.

Proxy Voting Policies

The Board of Trustees of the Trust has delegated the voting of proxies for Funds' securities to the Adviser pursuant to the Adviser's proxy voting policies and procedures. Under these policies and procedures, the Adviser will vote proxies related to Fund securities in the best interests of the Funds and their shareholders.

A description of the policies and procedures the Funds used to determine how to vote proxies relating to portfolio securities owned by the Funds and information regarding how the Funds voted the proxies related to the portfolio of securities during the period ended June 30, 2017 are available without charge by visiting the Funds' web site at www.mhifunds.com. You can access this information on the SEC's web site at www.sec.gov.

Form N-Q

The Trust will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Trust's Form N-Q will be available without charge upon request by calling the Trust at 1-844-MHFUNDS or by visiting the SEC's web site at www.sec.gov. In addition, you may review and obtain a copy of the Trusts' Form N-Q at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Prospectus and Statement of Additional Information ("SAI")

The Statement of Additional Information ("SAI") includes additional information about the Funds and is available upon request without charge by calling the Funds at 1-844-MHFUNDS or by visiting the SEC's web site at www.sec.gov.

April 30, 2018 | Semi-Annual Report 49

Miller/Howard Funds Trust

Additional Information (continued)
April 30, 2018
(unaudited)

Privacy Policy

In order to conduct its business, Income-Equity Fund, Drill Bit to Burner Tip® Fund and Infrastructure Fund, through their transfer agent, US Bancorp Fund Services, LLC, collect and maintain certain nonpublic personal information about their shareholders of record with respect to transactions in shares of the Funds' securities. This information includes the shareholder's name and address, taxpayer identification number, share ownership and/or history, and dividend elections. The Funds do not collect or maintain personal information about its shareholders whose shares are held in "street name" by a financial institution such as a bank or broker.

The Funds do not disclose any nonpublic personal information about the Funds' shareholders or former shareholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information, the Funds restrict access to nonpublic personal information about the Funds' shareholders to those employees who need to know that information to provide services to the Funds' shareholders. The Funds also maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

50 Semi-Annual Report | April 30, 2018

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April 30, 2018 | Semi-Annual Report 51

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52 Semi-Annual Report | April 30, 2018

Miller/Howard Funds Trust Fund

Trustees and Officers

Lowell G. Miller,
Trustee, Chairman of the Board, President

James E. Hillman,
Lead Trustee

Roger Conrad,
Trustee

Charles I. Leone,
Trustee

Dana C. Troxell, Jr.,
Secretary

Charles Atkins,
Chief Compliance Officer

Paul Brook,
Chief Financial Officer

John E. Leslie III,
Vice President

Investment Adviser

MHI Funds, LLC
P.O. Box 549
Woodstock, NY 12498

Legal Counsel

Shearman & Sterling LLP
599 Lexington Avenue
New York, N.Y. 10022

Custodian

U.S. Bank, N.A.
1555 N. Rivercenter Drive, Suite 302
Milwaukee, WI 53202

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Fund Administrator

U.S. Bancorp Fund Services, LLC
777 E. Wisconsin Avenue
Milwaukee, WI 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
555 E. Wells Street
Suite 1400
Milwaukee, WI 53202

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report and the financial statements contained herein are provided for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

PO Box 549
Woodstock, NY 12498

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports

Item 6. Investments.

(a)         Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)         Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s President and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  1) Not Applicable

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Miller/Howard Funds Trust

By (Signature and Title)	/s/ Lowell G. Miller
Lowell G. Miller, President

Date	July 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Lowell G. Miller
Lowell G. Miller, President

Date	July 9, 2018

By (Signature and Title)	/s/ Paul Brook
Paul Brook, Chief Financial Officer

Date	July 9, 2018